UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 19, 2006 (September 18, 2006)

1st Franklin Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia	2-27985	58-0521233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

213 East Tugalo Street, P.O. Box 880, Toccoa, Georgia		30577
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(706) 886-7571

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations
Item 1.01 – Entry into a Material Definitive Agreement.

On September 18, 2006, 1st Franklin Financial Corporation (the "Company") entered into a Letter Agreement with Wachovia Bank, National Association ("Wachovia") (the “Letter Agreement”) relating to the Company’s loan agreement with Wachovia. The Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

The Letter Agreement extends the commitment termination date under the Company’s loan agreement with Wachovia.  The Company’s loan agreement with Wachovia generally has a commitment termination date of September 25 in each year.  The Letter Agreement extends this commitment termination date until November 25, 2006 while the Company negotiates an amendment to its loan agreement.

Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits.

10.1	Letter Agreement, dated as of September 18, 2006, between the Company and Wachovia Bank, National Association.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FRANKLIN FINANCIAL CORPORATION

By: /s/ A. Roger Guimond
Name: A. Roger Guimond
Title: Executive Vice President and Chief Financial Officer

Date: September 18, 2006

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EXHIBIT LIST
10.1	Letter Agreement, dated as of September 18, 2006, between the Company and Wachovia Bank, National Association

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